Exhibit 99(Q)(1)

Thompson IM Funds, Inc.

Power of Attorney

KNOW ALL MEN BY THESE PRESENT, that George E. Austin constitutes and appoints each of John W. Thompson and Jason L. Stephens, each acting individually and not jointly, with full power of substitution, as his true and lawful attorney and agent, to execute from time to time in his name and on his behalf, in any and all capacities, any and all pre-effective and post-effective amendments to the Registration Statement on Form N-1A of Thompson IM Funds, Inc. (Registration No. 33-6418 under the Securities Act of 1933; File No. 811-4946 under the Investment Company Act of 1940) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any and all other instruments which either John W. Thompson or Jason L. Stephens deems necessary or advisable to enable Thompson IM Funds, Inc. to comply with such Acts and the rules, regulations and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all actions that either John W. Thompson or Jason L. Stephens shall do or cause to be done by virtue hereof. Each of John W. Thompson and Jason L. Stephens, each acting individually and not jointly, shall have, and may exercise, all of the powers conferred herein.

IN WITNESS WHEREOF, George E. Austin, a director of Thompson IM Funds, Inc., has hereunto set his hand as of this 14th day of May, 2015.

George E. Austin

Thompson IM Funds, Inc.

Power of Attorney

KNOW ALL MEN BY THESE PRESENT, that John W. Feldt constitutes and appoints each of John W. Thompson and Jason L. Stephens, each acting individually and not jointly, with full power of substitution, as his true and lawful attorney and agent, to execute from time to time in his name and on his behalf, in any and all capacities, any and all pre-effective and post-effective amendments to the Registration Statement on Form N-1A of Thompson IM Funds, Inc. (Registration No. 33-6418 under the Securities Act of 1933; File No. 811-4946 under the Investment Company Act of 1940) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any and all other instruments which either John W. Thompson or Jason L. Stephens deems necessary or advisable to enable Thompson IM Funds, Inc. to comply with such Acts and the rules, regulations and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all actions that either John W. Thompson or Jason L. Stephens shall do or cause to be done by virtue hereof. Each of John W. Thompson and Jason L. Stephens, each acting individually and not jointly, shall have, and may exercise, all of the powers conferred herein.

IN WITNESS WHEREOF, John W. Feldt, a director of Thompson IM Funds, Inc., has hereunto set his hand as of this 14th day of May, 2015.

John W. Feldt

Thompson IM Funds, Inc.

Power of Attorney

KNOW ALL MEN BY THESE PRESENT, that Patricia Lipton constitutes and appoints each of John W. Thompson and Jason L. Stephens, each acting individually and not jointly, with full power of substitution, as her true and lawful attorney and agent, to execute from time to time in her name and on her behalf, in any and all capacities, any and all pre-effective and post-effective amendments to the Registration Statement on Form N-1A of Thompson IM Funds, Inc. (Registration No. 33-6418 under the Securities Act of 1933; File No. 811-4946 under the Investment Company Act of 1940) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any and all other instruments which either John W. Thompson or Jason L. Stephens deems necessary or advisable to enable Thompson IM Funds, Inc. to comply with such Acts and the rules, regulations and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all actions that either John W. Thompson or Jason L. Stephens shall do or cause to be done by virtue hereof. Each of John W. Thompson and Jason L. Stephens, each acting individually and not jointly, shall have, and may exercise, all of the powers conferred herein.

IN WITNESS WHEREOF, Patricia Lipton, a director of Thompson IM Funds, Inc., has hereunto set her hand as of this 14th day of May, 2015.

Patricia Lipton

Thompson IM Funds, Inc.

Power of Attorney

KNOW ALL MEN BY THESE PRESENT, that Jason L. Stephens constitutes and appoints John W. Thompson with full power of substitution, as his true and lawful attorney and agent, to execute from time to time in his name and on his behalf, in any and all capacities, any and all pre-effective and post-effective amendments to the Registration Statement on Form N-1A of Thompson IM Funds, Inc. (Registration No. 33-6418 under the Securities Act of 1933; File No. 811-4946 under the Investment Company Act of 1940) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any and all other instruments which John W. Thompson deems necessary or advisable to enable Thompson IM Funds, Inc. to comply with such Acts and the rules, regulations and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all actions that John W. Thompson shall do or cause to be done by virtue hereof. John W. Thompson shall have, and may exercise, all of the powers conferred herein.

IN WITNESS WHEREOF, Jason L. Stephens, a director of Thompson IM Funds, Inc., has hereunto set his hand as of this 14th day of May, 2015.

Jason L. Stephens

Thompson IM Funds, Inc.

Power of Attorney

KNOW ALL MEN BY THESE PRESENT, that John W. Thompson constitutes and appoints Jason L. Stephens with full power of substitution, as his true and lawful attorney and agent, to execute from time to time in his name and on his behalf, in any and all capacities, any and all pre-effective and post-effective amendments to the Registration Statement on Form N-1A of Thompson IM Funds, Inc. (Registration No. 33-6418 under the Securities Act of 1933; File No. 811-4946 under the Investment Company Act of 1940) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any and all other instruments Jason L. Stephens deems necessary or advisable to enable Thompson IM Funds, Inc. to comply with such Acts and the rules, regulations and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all actions that Jason L. Stephens shall do or cause to be done by virtue hereof. Jason L. Stephens shall have, and may exercise, all of the powers conferred herein.

IN WITNESS WHEREOF, John W. Thompson, a director of Thompson IM Funds, Inc., has hereunto set his hand as of this 14th day of May, 2015.

John W. Thompson